SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                November 30, 2000


                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



        1-7945                                          41-0216800
(Commission File Number)                    (IRS Employer Identification Number)





      3680 Victoria Street, North
       St. Paul, Minnesota                             55126-2966
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (651) 483-7111


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Item 5.  OTHER EVENTS

On November 30, 2000, Deluxe Corporation issued a press release announcing that the Board of Directors approved the declaration of a dividend of all of Deluxe Corporation's shares in eFunds Corporation. The press release is attached as
Exhibit 99 to this Form 8-K. .

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99    Deluxe Corporation press release issued November 30, 2000



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DELUXE CORPORATION
                                                Registrant


Date:  December 4, 2000                     By  /s/ Anthony C. Scarfone
                                                --------------------------------
                                                Name:  Anthony C. Scarfone
                                                Title: Senior Vice President and
                                                       General Counsel


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

99                Deluxe Corporation Press Release issued November 30, 2000